MERRILL LYNCH
WORLD INCOME
FUND, INC.








FUND LOGO








Annual Report

December 31, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
World Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH WORLD INCOME FUND, INC.


Officers and
Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Robert J. Parish, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank & Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863


Important Tax
Information
(unaudited)


Of the monthly cash distributions paid by Merrill Lynch World Income Fund, Inc. during its taxable year ended December 31, 1996, 2.69% qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributed by the Fund during the year.

Please retain this information for your records.



DEAR SHAREHOLDER


Global Environment
Global economic activity converged during the latter part of the year as the US economy slowed sharply and Europe's economy continued to firm. US gross domestic product (GDP) in the second half of 1996 appears to have eased to a trend-like level of 2.25% compared to the rapid 4.7% pace posted in the second quarter. In addition, the composition of GDP was relatively weak as final sales rose only 0.5%. News about inflation generally continued to be positive as overall inflation accelerated to 3.3% on the back of increases in food and energy prices, but core inflation slowed.

The Federal Reserve Board's tightening bias (adopted July 2, 1996) was unchanged at its November Federal Open Market Committee meeting
(FOMC), and was maintained at the December FOMC meeting. In Europe, Bundesbank officials strongly suggested further interest rate declines are not imminent, given the strong third quarter along with the likelihood that money supply will not fall back within target bands before year-end. However, since then, industrial production and manufacturing orders for September and October's labor report were soft enough to suggest a sharp pause in fourth quarter activity.

Arctic-type weather in Europe in December is likely to cause a weak fourth quarter and a slow start to the new year. The United Kingdom shocked investors by raising interest rates 25 basis points (0.25%) following September's strong inflation report. Further interest rate hikes in the near term cannot be ruled out but are less likely since 1996 ended with a sharp rise in the currency and the strong possibility inflation will drift lower in the first quarter. Italy, Spain and Sweden cut interest rates further as inflation continued to post positive surprises. The Reserve Bank of Australia reduced interest rates by 50 basis points to 6%, on the back of additional signs of labor weakness coupled with improved inflationary expectations. The Bank of Canada continued lowering interest rates on the back of further currency strength and continued weak activity. Finally, the emerging markets posted excellent gains in the fourth quarter, despite a sharp decline in October fueled by political tension in Argentina and volatility in the Mexican peso.

Investment Outlook &
Portfolio Strategy
During October and November, ten-year yields declined sharply as the weak third quarter growth in the United States provided a very positive backdrop off which positive inflation fundamentals in Australia, Canada, Italy, Spain and Sweden fueled even larger declines in these markets. During December, interest rates rose sharply in the United States following sobering comments from Federal Reserve Board Chairman Greenspan and strong activity data reported in the last week of 1996. This rise had a negative contagion effect on most of the world's other major bond markets. Mr. Greenspan raised the profile of financial asset prices in setting monetary policy, thereby suggesting that further strong gains could provide a basis for raising interest rates in the new year. The US dollar was generally unchanged versus the European currencies except against the pound sterling, which rose over 9% following the Bank of England's surprise interest rate hike. The Canadian and Australian dollars were also unchanged, although they rose sharply during the quarter but faded on the back of low and/or declining interest rate support. During this period, the unmanaged JP Morgan Global Government Index generated a total return of roughly +2.8% in dollar terms, the unmanaged Merrill Lynch High Yield Master Index recorded a gain of 3.9%, and the unmanaged JP Morgan Brady Index gained 6.6%.

We shifted the mix of dollar bloc and European bloc exposures slightly from 68%/32% to 70%/30% at year-end. Within the dollar bloc we sold our Canadian position using the proceeds along with cash to initiate a new position in Australia. In Europe, we sharply reduced the Danish position, moving the proceeds into Italy and Sweden. We increased the average maturity of the portfolio slightly from 6.4 years to 6.7 years. Currency movements had a small negative impact on the portfolio.

Over the past three months, the global fixed-income markets went from facing the prospect of a Federal Reserve Board tightening to one with no hike, back to the possibility of one following December's news. The United States certainly took a big activity breath in the second half of 1996, and Germany took one in the fourth quarter. Given the weakness in the United States during the third quarter, the jumping off point for the fourth quarter is quite low, making it unlikely that above-trend growth will be achieved in the second half. The critical issue is whether the US consumer, who is armed with confidence, rising income and a solid balance sheet, starts spending.

Europe's economy slowed toward the end of 1996 as cold weather, strikes and the tax-induced collapse in French auto sales (all temporary drags) negatively impacted activity. In addition, this downshifting was only natural following the strong spring and summer. The substantial easing in monetary conditions should continue to spur consumer spending and rising global demand is boosting exports. The expansion should continue to move forward, although stresses in the labor market and tighter fiscal policy will be constraining factors which will ensure continued growth-supportive monetary conditions. European markets are likely to continue to outperform in this environment, although the richer valuations and the less-clear outlook for the United States casts some uncertainty on this view. The outlook for emerging markets remains positive given the continuation of fundamental and political improvements in the domestic economies and the longevity of the current global liquidity cycle.

Regarding currency movements, the wide spread between US short-term interest rates and those of Germany and Japan should keep a solid floor under the dollar, leaving the upside largely a function of relative growth and monetary policy expectations. With the satisfactory conclusion of the European Monetary Union (EMU) summit in December, the timetable for EMU was reinforced, which should maintain the dollar support from this factor during the first half of 1997.

The High-Yield and
Convertible Bond Market
The quarter and year ended December 31, 1996 provided excellent investment results for the high-yield market with returns for the unmanaged Credit Suisse First Boston High Yield Index of +4.41% and +12.42% for the quarter and year, respectively.

While the ten-year US Treasury note returned a competitive +3.6% for the quarter, the return for all of 1996 was an anemic 1%. Thus, yield spreads between the two markets collapsed. Research provided by Chase Securities, Inc. showed that the yield spread of the BB-rated securities tightened from 3% at year-end 1995 to 2.125% off Treasury issues of similar maturity; and B-rated issues tightened even more dramatically from 5.50% at year-end 1995 to 3.875% in 1996.

The high-yield market benefited from positive fundamentals. These included low defaults, merger and acquisition activity, which on balance improved the credit quality of issuers, a buoyant equity market, which encouraged new common stock offerings by leveraged companies, and the further recovery of dollar-denominated emerging market debt issued by companies domiciled in Argentina, Brazil and other non-investment grade countries. A reflection of the overall net improvement in credit quality is indicated by the credit quality changes reported in 1996 by Duff and Phelps, an independent bond rating firm. In addition, within the high-yield sector, this agency reported 138 credit upgrades compared to 65 downgrades.

While new-issue supply in 1996 was a record $78 billion, the demand from all categories of high-yield buyers was strong. This included so-called "crossover" buyers, who are purchasers that normally buy investment-grade bonds but moved into the high-yield market seeking improved performance. Surprisingly, credit quality remained relatively stable with no apparent excesses. The most default prone ratings segment, B- and CCC-rated issues, composed 19% of new issuance, which is slightly lower than in 1995.

While BB-rated bonds modestly outperformed B-rated bonds during the quarter, B-rated bonds produced a +13.7% return compared to BB-rated bonds with an +8% return for the year. We believe that valuation currently favors the BB-rated sector. Consequently, we continued to stress this area. At December 31, 1996, the quality composition of the high-yield portion of the portfolio was as follows: BBB/BB, 61.3%; B, 32.1%; CCC, 3.3%; Not Rated, 3.3%. In addition, at
December 31, 1996, 38% of portfolio assets were in corporate high-yield bonds.

At December 31, 1996, we had allocated 7%--8% of net assets to convertible securities. This asset class is sensitive primarily to the increases in the stock market. As measured by the unmanaged Merrill Lynch Convertible Index, the Index returned +3.86% and +15.92% for the quarter and year ended December 31, 1996, respectively. Our holdings in this sector significantly outperformed this Index. Furthermore, small-capitalization stocks lagged large-capitalization stocks such as the composite Dow Jones Industrial Average and the Standard & Poor's 500 Index. We believe that small-capitalization stocks may outperform in 1997, which would benefit our convertible holdings.

Fiscal Year in Review
Overall, the strategies employed in 1996 favorably impacted the Fund's performance. Specifically, during the first half of the year we greatly de-emphasized the US bond market, maintained a constant overweighting in the US high-yield, convertible and high-yield European markets, and converted the emerging markets exposure to all Brady bonds, which significantly outperformed the Latin Eurobond market. While the Fund was relatively defensive in the first half, we raised the average portfolio maturity in the late summer, thereby allowing us to capture most of the September--November rally. The rise in the US dollar relative to the European currencies negatively impacted the Fund's return, although a much greater negative impact was avoided by active management of the Fund's currency exposure.

In Conclusion
We thank you for your continued investment in Merrill Lynch World
Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent T. Lathbury III)
Vincent T. Lathbury III
Vice President and Portfolio Manager







(Robert J. Parish)
Robert J. Parish
Vice President and Portfolio Manager

January 31, 1997



As of December 31, 1996, N. John Hewitt retired as Senior Vice
President of the Fund. His colleagues at Merrill Lynch Asset
Management join the Fund's Board of Directors in wishing Mr. Hewitt well in his retirement.



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results
                                                                                    12 Month    3 Month
                                                 12/31/96    9/30/96    12/31/95    % Change    % Change
Class A Shares*                                    $8.94      $8.80      $8.69       + 2.88%      +1.59%
Class B Shares*                                     8.94       8.80       8.69       + 2.88       +1.59
Class C Shares*                                     8.93       8.79       8.68       + 2.88       +1.59
Class D Shares*                                     8.94       8.80       8.69       + 2.88       +1.59
Class A Shares--Total Return*                                                        +11.09(1)    +3.52(2)
Class B Shares--Total Return*                                                        +10.25(3)    +3.32(4)
Class C Shares--Total Return*                                                        +10.19(5)    +3.31(6)
Class D Shares--Total Return*                                                        +10.82(7)    +3.46(8)
Class A Shares--Standardized 30-day Yield           6.63%
Class B Shares--Standardized 30-day Yield           6.13%
Class C Shares--Standardized 30-day Yield           6.07%
Class D Shares--Standardized 30-day Yield           6.39%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.673 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.182 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.606 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.163 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.601 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.161 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.652 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.175 per share ordinary income dividends.


PERFORMANCE DATA (continued)

Total Return
Based on a
$10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the ML G5AO
Index and the Composite Index. Beginning and ending values are:


                                      9/29/88*       12/96

ML World Income Fund++--              $ 9,600        $22,052
Class A Shares*

ML G5AO Index ++++                    $10,000        $19,275

Composite Index++++++                 $10,000        $23,254


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the ML G5AO
Index and the Composite Index. Beginning and ending values are:


                                      11/18/91**     12/96

ML World Income Fund++--              $10,000        $14,573
Class B Shares*

ML G5AO Index++++                     $10,000        $13,944

Composite Index++++++                 $10,000        $16,685


A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the ML G5AO Index and the Composite Index. Beginning and ending values are:


                                      10/21/94**     12/96

ML World Income Fund++--              $10,000        $12,452
Class C Shares*

ML World Income Fund++--              $ 9,600        $12,107
Class D Shares*

ML G5AO Index++++                     $10,000        $11,914

Composite Index++++++                 $10,000        $12,996

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++ML World Income Fund invests in a global portfolio of fixed-income securities denominated in various currencies, including multinational currency units.
  ++++This unmanaged Index is comprised of intermediate-term
      Government bonds maturing in one to ten years.
++++++This unmanaged Index, which is a blend of the First Boston
      High Yield Index and the JP Morgan Global Government Bond Index, is comprised of mutual funds whose objectives include high current income and total returns.

      Past performance is not predictive of future performance.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares++*

Year Ended 12/31/96                       +11.09%        + 6.65%
Five Years Ended 12/31/96                 + 8.29         + 7.41
Inception (9/29/88) through 12/31/96      +10.60         +10.05

[FN]
++Performance results for per share net asset value of Class A
  Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                       +10.25%         +6.25%
Five Years Ended 12/31/96                 + 7.47          +7.47
Inception (11/18/91) through 12/31/96     + 7.64          +7.64

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                       +10.19%        + 9.19%
Inception (10/21/94) through 12/31/96     +10.51         +10.51

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                       +10.82%         +6.38%
Inception (10/21/94) through 12/31/96     +11.15          +9.11

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Performance
Summary--
Class A Shares++
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed        Dividends Paid*      % Change**
                                       <C.
9/29/88--12/31/88          $9.35       $9.68              $0.001                $0.280           + 6.53%
1989                        9.68        9.13               0.002                 1.159           + 6.32
1990                        9.13        8.53                --                   1.463           + 9.46
1991                        8.53        9.30                --                   1.106           +21.99
1992                        9.30        8.85               0.019                 0.990           + 6.15
1993                        8.85        9.28               0.028                 0.750           +14.12
1994                        9.28        8.20                --                   0.711           - 4.05
1995                        8.20        8.69                --                   0.718           +15.35
1996                        8.69        8.94                --                   0.673           +11.09
                                                          ------                ------
                                                    Total $0.050          Total $7.850

                                                        Cumulative total return as of 12/31/96: +129.72%**

++Performance results for per share net asset value of Class A
  Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
 *Figures may include short-term capital gains distributions and return of capital distribution, if any.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class B Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed        Dividends Paid*      % Change**
11/18/91--12/31/91         $9.26       $9.30                --                  $0.112           + 1.64%
1992                        9.30        8.85              $0.019                 0.919           + 5.34
1993                        8.85        9.28               0.028                 0.681           +13.27
1994                        9.28        8.19                --                   0.645           - 4.90
1995                        8.19        8.69                --                   0.653           +14.61
1996                        8.69        8.94                --                   0.606           +10.25
                                                          ------                ------
                                                    Total $0.047          Total $3.616

                                                         Cumulative total return as of 12/31/96: +45.73%**

 *Figures may include short-term capital gains distributions and return of capital distribution, if any.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed        Dividends Paid*      % Change**
10/21/94--12/31/94         $8.42       $8.19                --                  $0.129           - 1.20%
1995                        8.19        8.68                --                   0.645           +14.38
1996                        8.68        8.93                --                   0.601           +10.19
                                                                                ------
                                                                          Total $1.375

                                                         Cumulative total return as of 12/31/96: +24.52%**

 *Figures may include short-term capital gains distributions and return of capital distribution, if any.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value             Capital Gains
Period Covered           Beginning    Ending            Distributed        Dividends Paid*      % Change**
                                       <C.
10/21/94--12/31/94         $8.43       $8.20                --                  $0.139           - 1.09%
1995                        8.20        8.69                --                   0.697           +15.06
1996                        8.69        8.94                --                   0.652           +10.82
                                                                                ------
                                                                          Total $1.488

                                                         Cumulative total return as of 12/31/96: +26.12%**

 *Figures may include short-term capital gains distributions and return of capital distribution, if any.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
LATIN                                                                                                       Value    Percent of
AMERICA    Industries            Face Amount         Fixed-Income Investments              Cost           (Note 1a)  Net Assets
Argentina  Communications  US$    10,000,000  Telefonica de Argentina S.A.,
                                                11.875% due 11/01/2004               $    9,800,800   $   11,075,000    0.9%

           Foreign                 2,000,000  Republic of Argentina, Brady Par
           Government                           Bonds, 5.25% due 3/31/2023++              1,111,636        1,257,600    0.1
           Obligations            12,740,000  Republic of Argentina, Floating
                                                Rate Brady Bonds, 6.625% due
                                                3/31/2005++                              10,698,538       11,068,512    0.9
                                                                                     --------------   --------------  ------
                                                                                         11,810,174       12,326,112    1.0

                                              Total Fixed-Income Investments
                                              in Argentina                               21,610,974       23,401,112    1.9


Brazil     Broadcasting/Cable      7,000,000  Globo Comunicacoes e Participacoes
                                                Ltd., 10.50% due 12/20/2006 (h)           6,985,140        7,043,750    0.6

           Communications          5,000,000  Comtel Brasileira Ltd., 10.75% due
                                                9/26/2004 (h)                             5,000,000        5,137,500    0.4

           Foreign Government                 Republic of Brazil:
           Obligations            18,000,000    6.50% due 4/15/2006                      15,692,359       15,660,000    1.3
                                   2,000,000    5% due 4/15/2024                          1,237,500        1,260,000    0.1
                                  11,013,797    C Bonds, 7.05% due 4/15/2014++            7,962,652        8,150,210    0.6
                                                                                     --------------   --------------  ------
                                                                                         24,892,511       25,070,210    2.0

                                              Total Fixed-Income Investments
                                              in Brazil                                  36,877,651       37,251,460    3.0


Colombia   Energy                  5,000,000  Oleoducts Central S.A., 9.35% due
                                                9/01/2005                                 5,000,000        5,218,750    0.4

           Utilities              10,000,000  Transgas de Occidente S.A., 9.79%
                                                due 11/01/2010                           10,137,500       10,350,000    0.9

                                              Total Fixed-Income Investments in
                                              Colombia                                   15,137,500       15,568,750    1.3

Mexico     Broadcasting &          7,500,000  Grupo Televisa S.A., 11.375% due
           Publishing                           5/15/2003                                 7,678,125        8,053,125    0.7

           Foreign Government                 United Mexican States, Floating
           Obligations                        Rate Brady Bonds++:
                                   2,000,000    Discount, Series A, 6.398% due
                                                12/31/2019                                1,562,500        1,722,500    0.1
                                   4,000,000    Par, Series A, 6.25% due
                                                12/31/2019                                2,700,000        2,925,000    0.2
                                   5,000,000    Par, Series B, 6.25% due
                                                12/31/2019                                3,408,558        3,656,250    0.3
                                              United Mexican States, Government
                        Pound                 Bonds:
                     Sterling     10,000,000    12.25% due 12/03/1998                    17,422,208       17,978,797    1.5
                           DM     22,000,000    8.125% due 9/10/2001                     14,452,228       14,442,639    1.2
                           US$     9,000,000  United Mexican States, Value
                                                Recovery Rights (e)                               0                9    0.0
                                                                                     --------------   --------------  ------
                                                                                         39,545,494       40,725,195    3.3

                                              Total Fixed-Income Investments
                                              in Mexico                                  47,223,619       48,778,320    4.0


Venezuela  Foreign                21,000,000  Republic of Venezuela, Floating
           Government                           Rate Brady Bonds, 6.565% due
           Obligations                          12/18/2007++                             16,341,875       18,506,250    1.5

                                              Total Fixed-Income Investments
                                              in Venezuela                               16,341,875       18,506,250    1.5

                                              Total Investments in Latin
                                              American Securities                       137,191,619      143,505,892   11.7


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
NORTH                                                                                                     Value    Percent of
AMERICA    Industries            Face Amount         Fixed-Income Investments              Cost         (Note 1a)  Net Assets
Canada     Broadcasting/   US$    10,000,000  Videotron Group, Ltd. Co., 10.25%
           Cable                                due 10/15/2002                       $   10,043,750   $   10,625,000    0.9%

           Paper                  10,000,000  Doman Industries Ltd., 8.75% due
                                                3/15/2004                                 9,300,000        9,350,000    0.7

                                              Total Fixed-Income Investments
                                              in Canada                                  19,343,750       19,975,000    1.6

United     Airlines               12,500,000  USAir Inc., 10.375% due 3/01/2013          12,500,000       13,062,500    1.1
States
           Broadcasting/Cable     10,000,000  Lenfest Communications, Inc.,
                                                10.50% due 6/15/2006                      9,922,100       10,550,000    0.9

           Building Materials     10,000,000  Pacific Lumber Co., 10.50% due
                                                3/01/2003                                10,140,625       10,150,000    0.8
                                  11,035,000  USG Corp., 8.75% due 3/01/2017              9,717,469       11,200,525    0.9
                                                                                     --------------   --------------  ------
                                                                                         19,858,094       21,350,525    1.7

           Chemicals              10,340,000  ISP Holdings Inc., 9.75% due
                                                2/15/2002                                10,340,000       10,598,500    0.9

           Conglomerates          10,000,000  Sequa Corp., 9.375% due 12/15/2003          9,915,000       10,200,000    0.8

           Consumer               10,000,000  Revlon Consumer Products Corp.,
           Products                             9.375% due 4/01/2001                      8,848,261       10,225,000    0.8

           Energy                 10,000,000  Clark R & M Holdings, Inc.,
                                                10.43%* due 2/15/2000                     7,249,284        7,175,000    0.6
                                   9,100,000  Maxus Energy Corp., 9.875% due
                                                10/15/2002                                9,086,800        9,373,000    0.8
                                  10,000,000  Rowan Companies, Inc., 11.875% due
                                                12/01/2001                               10,402,500       10,675,000    0.9
                                  10,000,000  Seagull Energy Corp., 8.625% due
                                                8/01/2005                                10,000,000       10,150,000    0.8
                                  10,000,000  TransTexas Gas Corp., 11.50% due
                                                6/15/2002                                 9,996,125       10,800,000    0.9
                                                                                     --------------   --------------  ------
                                                                                         46,734,709       48,173,000    4.0

           Financial              10,000,000  Penn Financial Corp., 9.25% due
           Services                             12/15/2003                               10,000,000       10,400,000    0.9
                                  10,000,000  Reliance Group Holdings, Inc.,
                                                9% due 11/15/2000                        10,000,000       10,300,000    0.8
                                                                                     --------------   --------------  ------
                                                                                         20,000,000       20,700,000    1.7

           Food & Beverage         5,000,000  Coca-Cola Bottling Co., 9% due
                                                11/15/2003                                5,005,000        5,087,500    0.4
                                  11,500,000  Del Monte Co., 10% due 5/01/2003           11,482,188       10,925,000    0.9
                                   8,000,000  Specialty Foods Corp., 10.25% due
                                                8/15/2001                                 8,000,000        7,400,000    0.6
                                                                                     --------------   --------------  ------
                                                                                         24,487,188       23,412,500    1.9

           Gaming                 10,000,000  Greate Bay Properties, Inc.,
                                                10.875% due 1/15/2004                     9,996,250        8,400,000    0.7
                                   7,500,000  Harrah's Jazz Co., 14.25% due
                                                11/15/2001 (i)                            5,178,125        3,684,375    0.3
                                  10,000,000  Showboat, Inc., 9.25% due 5/01/2008         9,748,750        9,825,000    0.8
                                  10,000,000  Trump Atlantic City Associates,
                                                11.25% due 5/01/2006                      9,943,750        9,900,000    0.8
                                                                                     --------------   --------------  ------
                                                                                         34,866,875       31,809,375    2.6

           Home Builders                      Del E. Webb Corp.:
                                   9,250,000    10.875% due 3/31/2000                     9,376,875        9,527,500    0.8
                                   3,500,000    9.75% due 3/01/2003                       3,472,455        3,570,000    0.3
                                   1,000,000  Ryland Group, Inc., 10.50% due
                                                7/15/2002                                   987,500        1,020,000    0.1
                                                                                     --------------   --------------  ------
                                                                                         13,836,830       14,117,500    1.2

           Hotels                 10,000,000  HMC Acquisition Properties, 9%
                                                due 12/15/2007                            9,346,250       10,150,000    0.8

           Packaging              10,000,000  Owens-Illinois, Inc., 11% due
                                                12/01/2003                               11,401,563       11,125,000    0.9

           Paper                  10,000,000  Container Corp. of America, 9.75%
                                                due 4/01/2003                            10,200,000       10,500,000    0.9
                                  10,000,000  Fort Howard Corp., 9% due 2/01/2006        10,007,500       10,100,000    0.8
                                  10,000,000  Stone Container Corp., 9.875% due
                                                2/01/2001                                 9,317,650       10,100,000    0.8
                                                                                     --------------   --------------  ------
                                                                                         29,525,150       30,700,000    2.5

           Restaurants             4,000,000  Flagstar Corp., 11.375% due
                                                9/15/2003                                 3,640,000        1,660,000    0.1

           Supermarkets           10,000,000  Pueblo Xtra International Inc.,
                                                9.50% due 8/01/2003                      10,116,875        9,375,000    0.8

           Telecommunications     10,000,000  Century Communications Corp.,
                                                9.50% due 3/01/2005                       9,797,500       10,250,000    0.8

           Textiles               10,000,000  WestPoint Stevens Inc., 8.75% due
                                                12/15/2001                               10,093,750       10,275,000    0.8

           Transportation         10,000,000  Viking Star Shipping Co., 9.625%
                                                due 7/15/2003                            10,028,437       10,450,000    0.9

           Utilities               9,848,000  Beaver Valley II Funding, 9% due
                                                6/01/2017                                 7,262,900        9,404,742    0.8
                                   4,000,000  CTC Mansfield Funding Corp., 11.125%
                                                due 9/30/2016                             4,301,250        4,220,000    0.3
                                              Midland Cogeneration Venture
                                              Limited Partnership:
                                   7,680,600    10.33% due 7/23/2002 (b)                  7,526,988        8,179,839    0.7
                                  10,000,000    13.25% due 7/23/2006                     11,183,750       11,553,300    0.9
                                  10,000,000  Tucson Electric & Power Co.,
                                                10.732% due 1/01/2013 (h)                 9,607,625        9,799,900    0.8
                                                                                     --------------   --------------  ------
                                                                                         39,882,513       43,157,781    3.5

                                              Total Fixed-Income Investments in         345,141,095      351,341,681   28.7
                                              the United States


                                                   Convertible Bonds


Canada     Metals &        US$       500,000  Inco Ltd., 5.75% due 7/01/2004                525,375          615,000    0.1
           Mining

                                              Total Investments in Canadian
                                              Convertible Bonds                             525,375          615,000    0.1


United     Building &                800,000  Continental Homes Holding Corp.,
States     Construction                         6.875% due 11/01/2002                       800,000          868,000    0.0
                                   1,500,000  Toll Brothers Inc., 4.75% due
                                                1/15/2004                                 1,500,000        1,522,500    0.1
                                   1,000,000  US Home Corp., 4.875% due
                                                11/01/2005                                  991,000          885,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          3,291,000        3,275,500    0.2

           Computers               5,000,000  Apple Computer, Inc., 6% due
                                                6/01/2001 (h)                             4,945,000        4,906,250    0.4
                                   1,000,000  Data General Corp., 7.75% due
                                                6/01/2001                                   994,375        1,020,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          5,939,375        5,926,250    0.5

           Conglomerates                      Polyphase Corp. (h):
                                     500,000    12% due 12/01/1997                          500,000          556,250    0.0
                                   2,000,000    12% due 7/01/1999                         2,000,000        2,070,000    0.2
                                   2,000,000  Thermo Electron Corp., 4.25% due
                                                1/01/2003 (h)                             2,000,000        2,422,500    0.2
                                                                                     --------------   --------------  ------
                                                                                          4,500,000        5,048,750    0.4

           Electronics             1,500,000  Park Electrochemical Corporation,
                                                5.50% due 3/01/2006                       1,487,750        1,312,500    0.1
                                   1,550,000  Thermaquest Corp., 5% due
                                                8/15/2000 (h)                             1,551,500        1,581,000    0.1
                                   1,585,000  Thermo Optik Corp., 5% due
                                                10/15/2000 (h)                            1,588,950        1,616,700    0.1
                                                                                     --------------   --------------  ------
                                                                                          4,628,200        4,510,200    0.3


SCHEDULE OF INVESTMENTS  (continued)                                                                         (in US dollars)
NORTH
AMERICA                                                                                               Value    Percent of
(concluded)Industries            Face Amount         Convertible Bonds                     Cost           (Note 1a)  Net Assets
United     Environmental   US$     1,063,000  Thermo TerraTech, Inc., 4.625%
States                                          due 5/01/2003 (h)                    $    1,114,735   $      967,330    0.1%
(concluded)

           Financial               2,250,000  NAL Acceptance Corp., 10% due
           Services                             9/12/1998 (h)                             2,250,000        2,812,500    0.2

           Healthcare              1,500,000  Integrated Health Services Inc.,
                                                5.75% due 1/01/2001                       1,493,750        1,481,250    0.1
                                   1,000,000  US Diagnostic Labs, Inc., 9% due
                                                3/31/2003 (h)                             1,000,000        1,235,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          2,493,750        2,716,250    0.2

           Industrial              1,300,000  Mascotech, Inc., 4.50% due
                                                12/15/2003                                1,126,000        1,049,750    0.1
                                     140,000  Recognition Equipment International,
                                                Inc., 7.25% due 4/15/2011                   103,600          135,800    0.0
                                                                                     --------------   --------------  ------
                                                                                          1,229,600        1,185,550    0.1

           Insurance               2,000,000  Statesman Group, Inc. (The), 6.25%
                                                due 5/01/2003                             2,060,000        2,105,000    0.2

           Machine--               1,500,000  Cooper Industries, Inc., 7.05% due
           Diversified                          1/01/2015                                 1,474,999        1,590,000    0.1

           Office                  1,000,000  US Office Products Co., 5.50% due
           Equipment                            5/15/2003 (h)                             1,000,000          935,000    0.1

           Oil--Domestic           4,825,000  Key Energy Group, Inc., 7.50% due
                                                7/01/2003 (h)                             5,475,000        5,886,500    0.5
                                   4,750,000  USX Corp., 7% due 6/15/2017                 4,184,150        4,714,375    0.4
                                   2,080,000  Wainoco Oil Corp., 7.75% due
                                                6/01/2014                                 1,880,352        1,664,000    0.1
                                                                                     --------------   --------------  ------
                                                                                         11,539,502       12,264,875    1.0

           Pharmaceuticals         1,300,000  Bindley Western Industries, Inc.,
                                                6.50% due 10/01/2002                      1,293,875        1,404,000    0.1

           Publishing/             2,150,000  Graphic Industries, Inc., 7% due
           Printing                             5/15/2006                                 1,899,375        1,935,000    0.2

           Retail                    200,000  Baby Superstores Inc., 4.875% due
                                                10/01/2000                                  200,000          198,000    0.0
                                     825,000  Baker (J.) Inc., 7% due 6/01/2002             824,527          660,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          1,024,527          858,000    0.1

           Technology              1,250,000  Broadband Technologies, Inc., 5%
                                                due 5/15/2001 (h)                         1,246,250          954,688    0.1

           Temporary Help          6,375,000  Quantum Health Resources, Inc.,
           Services                             4.75% due 10/01/2000 (f)                  5,956,562        5,769,375    0.5

           Textiles                1,025,000  Fieldcrest Cannon, Inc., 6% due
                                                3/15/2012                                   763,625          776,437    0.1

           Transportation            300,000  Varlen Corp., 6.50% due 6/01/2003             297,000          300,000    0.0
           Products

           Transportation          2,000,000  Offshore Logistics, Inc., 6% due
           Services                             12/15/2003 (h)                            2,000,000        2,090,000    0.2

                                              Total Investments in United
                                              States Convertible Bonds                   56,002,375       57,424,705    4.7

                                              Convertible Preferred Stocks,
                                                  Preferred Stocks,
                                 Shares Held    Common Stocks & Warrants


United     Banking &                  59,843  RCSB Financial, Inc.                        1,100,014        1,720,486    0.1
States     Finance                    50,200  Union Planters Corp., Conv. Pfd.
                                                $2.00                                     1,775,655        2,459,800    0.2
                                                                                     --------------   --------------  ------
                                                                                          2,875,669        4,180,286    0.3

           Broadcasting/             137,257  On Command Corporation (i)                  4,061,096        2,178,955    0.2
           Cable                      43,675  On Command Corporation
                                                (Warrants) (c)                              349,400          294,806    0.0
                                                                                     --------------   --------------  ------
                                                                                          4,410,496        2,473,761    0.2

           Electronics               105,500  Rexel S.A. (i)                              1,084,093        1,674,812    0.1
           Distributor

           Entertainment              10,751  Time Warner, Inc. (Series M),
                                                Pfd. (a)                                 10,688,355       11,664,835    1.0

           Environmental             738,028  Allied Waste Industries, Inc.
                                                (i)***                                    3,520,401        6,734,505    0.5

           Financial                  15,000  Morgan Stanley Group, Inc.,
           Services                             Conv. Pfd.                                  997,500          993,750    0.1
                                      28,125  NAL Acceptance Corp. (Warrants)
                                                (c)(h)                                            0          168,750    0.0
                                      23,300  SunAmerica Inc., Conv. Pfd.                   873,750          984,425    0.1
                                                                                     --------------   --------------  ------
                                                                                          1,871,250        2,146,925    0.2

           Food & Beverage           465,500  RJR Nabisco, Inc., Conv. Pfd.
                                                $.60 (Series C)                           3,021,638        3,142,125    0.3

           Forest Products            65,000  James River Corp. of Virginia
           & Paper                              (Series P), Conv. Pfd.                    1,562,025        2,047,500    0.2
                                      22,400  James River Corp. of Virginia,
                                                $3.375 (Series K), Conv. Pfd.             1,007,686        1,150,800    0.1
                                      38,400  James River Corp. of Virginia,
                                                $3.50 (Series L), Conv. Pfd.              1,691,441        1,987,200    0.1
                                                                                     --------------   --------------  ------
                                                                                          4,261,152        5,185,500    0.4

           Gaming                     75,000  Goldriver Hotel & Casino Corp.,
                                                Liquidating Trust (h)(i)                     75,000           26,719    0.0
                                      30,000  Goldriver Hotel & Casino Corp.
                                                (Series B) (d)(i)                           219,738                0    0.0
                                                                                     --------------   --------------  ------
                                                                                            294,738           26,719    0.0

           Hotels                      1,608  Buckhead America Corp. (i)                      8,291            9,648    0.0

           Industrial                118,500  Albany International Corp.
           Services                             (Class A)                                 2,271,228        2,740,312    0.2
                                      46,100  Mascotech, Inc., Conv. Pfd. $1.20             708,925          726,075    0.1
                                                                                     --------------   --------------  ------
                                                                                          2,980,153        3,466,387    0.3

           Insurance                 163,141  Kemper Corp., Conv. Pfd. $5.25
                                                (Series E) (h)                            8,349,078        8,483,332    0.7
                                       1,500  Westbridge Capital Corp., Conv. Pfd.        1,500,000        1,758,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          9,849,078       10,241,332    0.8

           Mining                    148,400  Coeur d'Alene Mines Corp.,
                                                Conv. Pfd.                                2,772,608        2,597,000    0.2

           Oil & Gas                  43,000  Snyder Oil Corp., Conv. Pfd.
                                                $1.50 (Series A)                            906,023        1,042,750    0.1
                                      20,000  Western Gas Resources, Inc., Conv.
                                                Pfd $2.62                                 1,000,000          780,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          1,906,023        1,822,750    0.2

           Pharmaceuticals            40,000  IVAX Corp.                                    628,776          410,000    0.0

           Telecommunications          6,249  ICG Communications, Inc.***                   125,313          110,139    0.0

           Transportation             19,000  Sea Containers Ltd., Conv. Pfd.
                                                $4.00                                       875,463          864,500    0.1

                                              Total Investments in United
                                              States Convertible Preferred
                                              Stocks, Preferred Stocks, Common
                                              Stocks & Warrants                          51,173,497       56,751,224    4.6

                                              Total Investments in North
                                              American Securities                       472,186,092      486,107,610   39.7


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
PACIFIC                                                                                                     Value    Percent of
BASIN      Industries            Face Amount         Fixed-Income Investments              Cost         (Note 1a)  Net Assets
Australia  Foreign                            Australian Government Bonds:
           Government      A$     56,000,000    9.75% due 3/15/2002                  $   50,786,387   $   49,641,884    4.0%
           Obligations            51,500,000    9% due 9/15/2004                         45,364,048       44,910,036    3.7

                                              Total Fixed-Income Investments
                                              in Australia                               96,150,435       94,551,920    7.7


Indonesia  Paper          US$      5,000,000  P.T. Indah Kiat International
                                                Finance, 12.50% due 6/15/2006             5,025,000        5,500,000    0.5

                                              Total Fixed-Income Investments
                                              in Indonesia                                5,025,000        5,500,000    0.5

                                              Total Investments in Pacific
                                              Basin Securities                          101,175,435      100,051,920    8.2

WESTERN
EUROPE


Denmark    Foreign        Dkr    100,000,000  Denmark Government Bonds, 7%
           Government                           due 11/15/2007                           16,967,679       17,270,952    1.4
           Obligations

                                              Total Fixed-Income Investments
                                              in Denmark                                 16,967,679       17,270,952    1.4


Germany    Foreign         DM     66,000,000  German Unity Fund, 8% due 1/21/2002        49,733,112       48,784,660    4.0
           Government
           Obligations

                                              Total Fixed-Income Investments in
                                              Germany                                    49,733,112       48,784,660    4.0


Italy      Foreign                            Buoni Poliennali del Tesoro
           Government                         (Italian Government Bonds):
           Obligations    Lit 69,000,000,000    9.50% due 5/01/2001                      49,253,670       50,246,271    4.1
                              22,500,000,000    8.25% due 7/01/2001                      15,592,403       15,781,492    1.3

                                              Total Fixed-Income Investments
                                              in Italy                                   64,846,073       66,027,763    5.4


Poland     Foreign        US$      4,000,000  Polish PDI Bonds, 4% due 10/27/2014         3,111,250        3,375,000    0.3
           Government
           Obligations

                                              Total Fixed-Income Investments
                                              in Poland                                   3,111,250        3,375,000    0.3


Spain      Foreign                            Government of Spain:
           Government     Pta  2,500,000,000    9.40% due 4/30/1999                      20,558,258       20,751,521    1.7
           Obligations         1,850,000,000    10.10% due 2/28/2001                     16,038,677       16,388,889    1.3
                               4,010,000,000    10.50% due 10/30/2003                    37,067,225       37,521,768    3.1

                                              Total Fixed-Income Investments
                                              in Spain                                   73,664,160       74,662,178    6.1

Sweden     Foreign                            Government of Sweden:
           Government      Skr   111,500,000    10.25% due 5/05/2000                     18,520,562       18,875,322    1.5
           Obligations           112,000,000    6% due 2/09/2005                         15,798,826       15,933,089    1.3
                                 154,200,000    8% due 8/15/2007                         24,374,590       24,697,794    2.0

                                              Total Fixed-Income Investments
                                              in Sweden                                  58,693,978       59,506,205    4.8


United     Communications  US$    20,000,000  TeleWest Communications PLC,
Kingdom                                         11.41%* due 10/01/2000                   13,389,615       13,950,000    1.1
           Foreign         Pound              United Kingdom Gilt:
           Government   Sterling  24,000,000    8% due 12/07/2000                        40,428,554       42,201,159    3.5
           Obligations             8,900,000    8.50% due 12/07/2005                     15,870,229       16,215,818    1.3
                                                                                     --------------   --------------  ------
                                                                                         56,298,783       58,416,977    4.8

                                                Total Fixed-Income Investments
                                                in the United Kingdom                    69,688,398       72,366,977    5.9


                                                   Convertible Bonds


Ireland    Dental          US$       500,000  Phoenix Shannon PLC, 9.50% due
           Equipment &                          11/01/2000 (h)                              500,000          240,000    0.0
           Supplies

                                              Total Investments in Irish
                                              Convertible Bonds                             500,000          240,000    0.0

                                              Total Investments in Western
                                              European Securities                       337,204,650      342,233,735   27.9


SHORT-TERM
SECURITIES                                               Issue

           Commercial      US$    20,000,000  Ciesco L.P., 5.28% due 1/10/1997           19,976,533       19,976,533    1.6
           Paper**                17,090,000  Delaware Funding Corp., 5.68% due
                                                1/17/1997                                17,049,554       17,049,554    1.4
                                  23,000,000  Eureka Securitization, Inc., 5.65%
                                                due 1/24/1997                            22,920,586       22,920,586    1.9
                                  53,784,000  General Motors Acceptance Corp.,
                                                7.50% due 1/02/1997                      53,784,000       53,784,000    4.4
                                  20,000,000  Lehman Brothers Holdings, Inc.,
                                                5.70% due 1/29/1997                      19,914,500       19,914,500    1.6
                                                                                     --------------   --------------  ------
                                                                                        133,645,173      133,645,173   10.9

           US Government                      US Treasury Bills:
           & Agency                2,000,000    5.02% due 2/06/1997                       1,990,239        1,990,400    0.2
           Obligations**           3,000,000    5.27% due 3/13/1997 (g)                   2,969,258        2,971,020    0.2
                                                                                     --------------   --------------  ------
                                                                                          4,959,497        4,961,420    0.4
                                              Total Investments in Short-Term
                                              Securities                                138,604,670      138,606,593   11.3


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
OPTIONS                        Nominal Value                                             Premiums           Value    Percent of
PURCHASED                    Covered by Options          Issue                             Paid           (Note 1a)  Net Assets

           Currency Put           21,935,483  German Deutschemark, expiring
           Options Purchased                    February 1997 at DM1.55              $       76,774   $      204,000    0.0%

                                              Total Options Purchased                        76,774          204,000    0.0


                                              Total Investments                       1,186,439,240    1,210,709,750   98.8


OPTIONS                                                                                  Premiums
WRITTEN                                                                                  Received

           Put Options Written    10,000,000  US Treasury Bill, expiring January
                                              1997 at $96.797                               (21,875)          (9,380)   0.0

                                              Total Options Written                         (21,875)          (9,380)   0.0


           Total Investments, Net of Options Written                                 $1,186,417,365    1,210,700,370   98.8
                                                                                     ==============
           Short Sales (Proceeds--$4,980,614)***                                                          (5,449,592)  (0.4)

           Variation Margin on Financial Futures Contracts****                                               115,139    0.0

           Unrealized Depreciation on Forward Foreign Exchange Contracts*****                            (2,972,119)   (0.2)

           Other Assets Less Liabilities                                                                  22,520,371    1.8
                                                                                                      --------------  ------
           Net Assets                                                                                 $1,224,914,169  100.0%
                                                                                                      ==============  ======

         ++Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
          *Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund. **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
        ***Covered Short Sales entered into as of December 31, 1996 were as follows:

                                                          Value
           Shares             Issue                     (Note 1i)

           581,270   Allied Waste Industries, Inc.    $(5,376,748)
             4,133   ICG Communications, Inc.             (72,844)

           Total (Proceeds--$4,980,614)               $(5,449,592)
                                                      ===========

       ****Financial futures contracts sold as of December 31, 1996 were as follows:

           Number of                                Expiration      Value
           Contracts   Issue          Exchange         Date    (Notes 1a & 1c)

              130      Bonos         MEFF-IBEX 35   March 1997   $11,291,291
              189      Bundes           LIFFE       March 1997    30,954,355
               48    Italian BTP        LIFFE       March 1997     8,182,052
              250  US Treasury Notes    CBOT        March 1997    27,281,250

           Total Financial Futures Contracts Sold
           (Total Contract Price--$77,639,094)                   $77,708,948
                                                                 ===========

      *****Forward foreign exchange contracts as of December 31, 1996 were as follows:

                                                                  Unrealized
           Foreign                                               Appreciation
           Currency                       Expiration            (Depreciation)
           Purchased                         Date                  (Note 1c)

           Dkr         105,586,000       January 1997            $   (21,199)
           Lit      19,172,625,000       January 1997                123,895
           Skr          47,876,500       January 1997                 26,660

           Total (US$ Commitment--$37,456,803)                   $   129,356
                                                                 -----------

           Foreign Currency Sold

           A$           71,000,000       January 1997            $    65,746
           Dkr         206,965,500       January 1997               (156,660)
           DM           68,985,590       January 1997               (447,674)
           Pound        35,797,279       January 1997             (2,236,901)
           Sterling
           Lit      38,284,750,000       January 1997               (207,955)
           Pta       5,865,150,000       January 1997               (155,016)
           Skr         136,019,000       January 1997                 36,985

           Total (US$ Commitment--$284,865,856)                  $(3,101,475)
                                                                 -----------

           Total Unrealized Depreciation on Forward
           Foreign Exchange Contracts--Net                       $(2,972,119)
                                                                 ===========

        (a)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
        (b)Subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
        (c)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
        (d)Each share of Series B stock contains a right which entitles the holder to purchase a predetermined number of shares of Preferred Stock.
        (e)The rights may be exercised until 2/06/2001.
        (f)Quantum Health Resources, Inc. is convertible into Olsten Corp.
        (g)Securities held as collateral in connection with open financial futures contracts.
        (h)Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $58,934,000, representing 4.3% of net assets.

                                        Acquisition                       Value
                    Issue                  Date(s)        Cost          (Note 1a)
           Apple Computer, Inc.,          6/04/1996-
             6% due 6/01/2001             7/18/1996     $ 4,945,000    $ 4,906,250
           Broadband Technologies, Inc.,  5/30/1996-
             5% due 5/15/2001             7/03/1996       1,246,250        954,688
           Comtel Brasileira Ltd.,
             10.75% due 9/26/2004         9/18/1996       5,000,000      5,137,500
           Globo Comunicacoes e
             Participacoes Ltd.,
             10.50% due 12/20/2006        12/20/1996      6,985,140      7,043,750
           Goldriver Hotel & Casino       5/04/1989-
             Corp., Liquidating Trust     10/07/1993         75,000         26,719
           Kemper Corp., Pfd. $5.25       4/04/1995-
             (Series E)                   4/01/1996       8,349,078      8,483,332
           Key Energy Group, Inc.,        6/28/1996-
             7.50% due 7/01/2003          11/06/1996      5,475,000      5,886,500
           NAL Acceptance Corp.,
             10% due 9/12/1998            9/12/1996       2,250,000      2,812,500
           NAL Acceptance Corp.
             (Warrants)                   9/12/1996              --        168,750
           Offshore Logistics, Inc.,
             6% due 12/15/2003            12/12/1996      2,000,000      2,090,000
           Phoenix Shannon PLC,
             9.50% due 11/01/2000         11/21/1995        500,000        240,000
           Polyphase Corp.,
             12% due 12/01/1997           12/05/1995        500,000        556,250
           Polyphase Corp.,
             12% due 7/01/1999            7/05/1994       2,000,000      2,070,000
           Thermaquest Corp.,
             5% due 8/15/2000             7/20/1995       1,551,500      1,581,000
           Thermo Electron Corp.,
             4.25% due 1/01/2003          11/28/1995      2,000,000      2,422,500
           Thermo Optik Corp.,            9/28/1995-
             5% due 10/15/2000            11/19/1996      1,588,950      1,616,700
           Thermo TerraTech, Inc.,
             4.625% due 5/01/2003         5/02/1996       1,114,735        967,330
           Tucson Electric & Power Co.,   8/03/1993-
             10.732% due 1/01/2013        10/11/1996      9,607,625      9,799,900
           US Diagnostic Labs, Inc.,
             9% due 3/31/2003             4/03/1996       1,000,000      1,235,000
           US Office Products Co.,
             5.50% due 5/15/2003          5/22/1996       1,000,000        935,000

           Total                                        $57,188,278    $58,933,669
                                                        ===========    ===========

        (i)Non-income producing security.

           See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1996
Assets:             Investments, at value (identified cost--$1,186,362,466)
                    (Note 1a)                                                                             $1,210,505,750
                    Put options purchased, at value (cost--$76,774) (Notes 1a & 1c)                              204,000
                    Cash                                                                                         558,948
                    Deposit for securities sold short (Note 1i)                                                6,238,819
                    Receivables:
                      Interest                                                           $   25,448,496
                      Securities sold                                                         3,856,497
                      Capital shares sold                                                       593,579
                      Dividends                                                                 135,071
                      Variation margin (Note 1c)                                                115,139       30,148,782
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1g)                                         103,519
                                                                                                          --------------
                    Total assets                                                                           1,247,759,818
                                                                                                          --------------

Liabilities:        Common stocks sold short, at market value (proceeds--
                    $4,980,614) (Note 1i)                                                                      5,449,592
                    Put options written, at value (premiums received--$21,875)
                    (Notes 1a & 1c)                                                                                9,380
                    Unrealized depreciation on forward foreign exchange contracts
                    (Note 1c)                                                                                  2,972,119
                    Payables:
                      Dividends to shareholders (Note 1h)                                     5,132,915
                      Securities purchased                                                    4,002,500
                      Capital shares redeemed                                                 3,430,626
                      Distributor (Note 2)                                                      642,154
                      Investment adviser (Note 2)                                               627,145       13,835,340
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       579,218
                                                                                                          --------------
                    Total liabilities                                                                         22,845,649
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,224,914,169
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         1,000,000,000 shares authorized                                                       $    2,371,096
                    Class B Shares of Common Stock, $0.10 par value,
                    1,000,000,000 shares authorized                                                           11,054,924
                    Class C Shares of Common Stock, $0.10 par value,
                    1,000,000,000 shares authorized                                                              114,772
                    Class D Shares of Common Stock, $0.10 par value,
                    1,000,000,000 shares authorized                                                              160,659
                    Paid-in capital in excess of par                                                       1,246,257,428
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net (Note 5)                                              (55,669,528)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         20,624,818
                                                                                                          --------------
                    Net assets                                                                            $1,224,914,169
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $212,084,841 and 23,710,959
Value:                       shares outstanding                                                           $         8.94
                                                                                                          ==============
                    Class B--Based on net assets of $988,208,896 and 110,549,240
                             shares outstanding                                                           $         8.94
                                                                                                          ==============
                    Class C--Based on net assets of $10,251,044 and 1,147,722
                             shares outstanding                                                           $         8.93
                                                                                                          ==============
                    Class D--Based on net assets of $14,369,388 and 1,606,592
                             shares outstanding                                                           $         8.94
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1996
Investment          Interest and discount earned (net of $680,248 withholding tax)                        $  113,511,396
Income              Dividends                                                                                  2,615,568
(Notes 1e & 1f):                                                                                          --------------
                    Total income                                                                             116,126,964
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)          $    8,379,565
                    Investment advisory fees (Note 2)                                         8,216,118
                    Transfer agent fees--Class B (Note 2)                                     1,185,887
                    Custodian fees                                                              225,062
                    Transfer agent fees--Class A (Note 2)                                       204,501
                    Printing and shareholder reports                                            200,568
                    Accounting services (Note 2)                                                165,821
                    Professional fees                                                           107,934
                    Registration fees (Note 1g)                                                  80,998
                    Account maintenance and distribution fees--Class C (Note 2)                  62,235
                    Directors' fees and expenses                                                 45,392
                    Account maintenance fees--Class D (Note 2)                                   28,273
                    Transfer agent fees--Class D (Note 2)                                         9,381
                    Transfer agent fees--Class C (Note 2)                                         8,219
                    Pricing fees                                                                  7,799
                    Short sale of dividends (Note 1i)                                             2,850
                    Other                                                                        28,605
                                                                                         --------------
                    Total expenses                                                                            18,959,208
                                                                                                          --------------
                    Investment income--net                                                                    97,167,756
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       27,850,430
(Loss) on             Foreign currency transactions--net                                       (538,548)      27,311,882
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       12,128,789
(Notes 1c, 1d,        Foreign currency transactions--net                                     (3,261,010)       8,867,779
1f & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     36,179,661
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  133,347,417
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   For the Year
                                                                                                 Ended December 31,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment income--net                                               $   97,167,756   $  128,796,717
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                        27,311,882      (49,514,841)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                    8,867,779      144,343,205
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    133,347,417      223,625,081
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (18,005,131)     (18,898,095)
Shareholders          Class B                                                               (77,786,819)     (81,220,841)
(Note 1h):            Class C                                                                  (534,218)        (203,152)
                      Class D                                                                  (841,588)        (179,224)
                    Return of capital:
                      Class A                                                                        --       (5,320,682)
                      Class B                                                                        --      (22,867,399)
                      Class C                                                                        --          (57,196)
                      Class D                                                                        --          (50,460)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (97,167,756)    (128,797,049)
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital share transactions     (325,693,217)    (384,702,641)
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total decrease in net assets                                           (289,513,556)    (289,874,609)
                    Beginning of year                                                     1,514,427,725    1,804,302,334
                                                                                         --------------   --------------
                    End of year                                                          $1,224,914,169   $1,514,427,725
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                    Class A
                    The following per share data and
                    ratios have been derived from                                                  For the
                    information provided in the                                                      Four       For the
                    financial statements.                                                           Months        Year
                                                                For the Year Ended                  Ended        Ended
                    Increase (Decrease) in Net                     December 31,                    Dec. 31,     Aug. 31,
                    Asset Value:                     1996        1995        1994++      1993        1992         1992
Per Share           Net asset value, beginning
Operating           of period                      $   8.69    $   8.20    $   9.28    $   8.85    $   9.34     $   9.07
Performance:                                       --------    --------    --------    --------    --------     --------
                    Investment income--net              .67         .72         .72         .75         .29          .99
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                   .25         .49       (1.09)        .46        (.41)         .40
                                                   --------    --------    --------    --------    --------     --------
                    Total from investment
                    operations                          .92        1.21        (.37)       1.21        (.12)        1.39
                                                   --------    --------    --------    --------    --------     --------
                    Less dividends and
                    distributions:
                      Investment income--net           (.67)       (.56)       (.45)       (.58)       (.35)       (1.12)
                      Realized gain on
                      investments--net                   --          --          --        (.03)       (.02)          --
                      Return of capital--net             --        (.16)       (.26)       (.17)         --           --
                                                   --------    --------    --------    --------    --------     --------
                    Total dividends and
                    distributions                      (.67)       (.72)       (.71)       (.78)       (.37)       (1.12)
                                                   ========    ========    ========    ========    ========     ========
                    Net asset value, end of
                    period                         $   8.94    $   8.69    $   8.20    $   9.28   $    8.85     $   9.34
                                                   ========    ========    ========    ========    ========     ========

Total Investment    Based on net asset value
Return:**           per share                        11.09%      15.35%      (4.05%)     14.12%      (1.26%)+++   16.09%
                                                   ========    ========    ========    ========    ========     ========

Ratios to Average   Expenses                           .75%        .80%        .77%        .78%        .76%*        .88%
Net Assets:                                        ========    ========    ========    ========    ========     ========
                    Investment income--net            7.71%       8.54%       8.17%       8.22%       8.09%*      11.16%
                                                   ========    ========    ========    ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                 $212,085    $260,806    $311,181    $467,625    $455,672     $526,631
                                                   ========    ========    ========    ========    ========     ========
                    Portfolio turnover              208.53%     116.00%     115.95%     182.88%      68.42%       76.18%
                                                   ========    ========    ========    ========    ========     ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                                  Class B
                    The following per share data and
                    ratios have been derived from                                                 For the       For the
                    information provided in the                                                     Four         Period
                    financial statements.                                                          Months       Nov. 18,
                                                                For the Year Ended                  Ended      1991++ to
                    Increase (Decrease) in Net                     December 31,                    Dec. 31,     Aug. 31,
                    Asset Value:                     1996        1995        1994++      1993        1992         1992
Per Share           Net asset value, beginning
Operating           of period                    $     8.69  $     8.19  $     9.28  $     8.85  $     9.33   $     9.26
Performance:                                     ----------  ----------  ----------  ----------  ----------   ----------
                    Investment income--net              .61         .65         .65         .70         .27          .77
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                   .25         .50       (1.10)        .44        (.40)          --
                                                 ----------  ----------  ----------  ----------  ----------   ----------
                    Total from investment
                    operations                          .86        1.15        (.45)       1.14        (.13)         .77
                                                 ----------  ----------  ----------  ----------  ----------   ----------
                    Less dividends and
                    distributions:
                      Investment income--net           (.61)       (.51)       (.40)       (.53)       (.33)        (.70)
                      Realized gain on
                      investments--net                   --          --          --        (.03)       (.02)         --
                      Return of capital--net             --        (.14)       (.24)       (.15)        --           --
                                                 ----------  ----------  ----------  ----------  ----------   ----------
                    Total dividends and
                    distributions                      (.61)       (.65)       (.64)       (.71)       (.35)        (.70)
                                                 ==========  ==========  ==========  ==========  ==========   ==========
                    Net asset value, end of
                    period                       $     8.94  $     8.69  $     8.19  $     9.28  $     8.85   $     9.33
                                                 ==========  ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value
Return:**           per share                        10.25%      14.61%      (4.90%)     13.27%      (1.42%)+++    8.61%+++
                                                 ==========  ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                          1.52%       1.56%       1.54%       1.55%       1.53%*       1.63%*
Net Assets:                                      ==========  ==========  ==========  ==========  ==========   ==========
                    Investment income--net            6.94%       7.77%       7.41%       7.42%       7.08%*       8.02%*
                                                 ==========  ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)               $  988,209  $1,241,896  $1,490,507  $2,106,120  $1,582,270   $1,514,406
                                                 ==========  ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover              208.53%     116.00%     115.95%     182.88%      68.42%       76.18%
                                                 ==========  ==========  ==========  ==========  ==========   ==========


                                                                Class C                             Class D
                    The following per share data
                    and ratios have been derived                           For the                              For the
                    from information provided in                            Period                               Period
                    the financial statements.                              Oct. 21,                             Oct. 21,
                                                   For the Year Ended     1994++ to    For the Year Ended      1994++ to
                    Increase (Decrease) in Net        December 31,         Dec. 31,        December 31,         Dec. 31,
                    Asset Value:                    1996        1995       1994++++     1996         1995       1994++++
Per Share           Net asset value, beginning
Operating           of period                      $   8.68    $   8.19    $   8.42    $   8.69    $   8.20     $   8.43
Performance:                                       --------    --------    --------    --------    --------     --------
                    Investment income--net              .60         .64         .10         .65         .70          .11
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                   .25         .49        (.20)        .25         .49         (.20)
                                                   --------    --------    --------    --------    --------     --------
                    Total from investment
                    operations                          .85        1.13        (.10)        .90        1.19         (.09)
                                                   --------    --------    --------    --------    --------     --------
                    Less dividends and
                    distributions:
                      Investment income--net           (.60)       (.50)       (.08)       (.65)       (.55)        (.09)
                      Return of capital--net             --        (.14)       (.05)         --        (.15)        (.05)
                                                   --------    --------    --------    --------    --------     --------
                    Total dividends and
                    distributions                      (.60)       (.64)       (.13)       (.65)       (.70)        (.14)
                                                   ========    ========    ========    ========    ========     ========
                    Net asset value, end of
                    period                         $   8.93    $   8.68    $   8.19    $   8.94    $   8.69     $   8.20
                                                   ========    ========    ========    ========    ========     ========

Total Investment    Based on net asset value
Return:**           per share                        10.19%      14.38%      (1.20%)+++  10.82%      15.06%       (1.09%)+++
                                                   ========    ========    ========    ========    ========     ========

Ratios to Average   Expenses                          1.56%       1.65%       1.64%*      0.99%       1.04%        1.04%*
Net Assets:                                        ========    ========    ========    ========    ========     ========
                    Investment income--net            6.85%       7.65%       8.00%*      7.42%       8.23%        8.60%*
                                                   ========    ========    ========    ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                 $ 10,251    $  5,406    $  1,204    $ 14,369    $  6,320     $  1,410
                                                   ========    ========    ========    ========    ========     ========
                    Portfolio turnover              208.53%     116.00%     115.95%     208.53%     116.00%      115.95%
                                                   ========    ========    ========    ========    ========     ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales
                    loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.


NOTES TO FINANCIAL STATEMENTS (continued)


(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the net investment income paid by the Fund during the fiscal year ended December 31, 1995 is characterized as a return of capital.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the proceeds received.

(j) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,066,050 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account
                                      Maintenance Fee  Distribution Fee

Class B                                     0.25%           0.50%
Class C                                     0.25%           0.55%
Class D                                     0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1996, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD          MLPF&S

Class A                                $3,597         $29,956
Class D                                $4,675         $50,380

For the year ended December 31, 1996, MLPF&S received contingent deferred sales charges of $1,827,822 and $5,909 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $52,478 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1996.

During the year ended December 31, 1996, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $2,768 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLPF&S, MLFD, FAM, PSI, MLFDS, and/or ML & Co.


NOTES TO FINANCIAL STATEMENTS (concluded)



3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $2,600,291,272 and $3,012,592,084, respectively.

Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:


                                    Realized      Unrealized
                                 Gains (Losses) Gains (Losses)

Investments:
  Long-term                    $   33,532,224  $   24,141,361
  Short-term                           11,710           1,923
  Short sales                      (1,166,748)       (468,978)
  Options purchased                    14,844              --
  Options written                      81,172          12,495
  Financial futures contracts      (4,622,772)        (69,854)
                               --------------  --------------
Total investments                  27,850,430      23,616,947
                               --------------  --------------
Currency transactions:
  Options purchased                  (829,475)        127,226
  Options written                  (3,043,560)             --
  Foreign currency transactions     9,782,977        (147,236)
  Forward foreign exchange
  contracts                        (6,448,490)     (2,972,119)
                               --------------  --------------
Total currency transactions          (538,548)     (2,992,129)
                               --------------  --------------
Total                          $   27,311,882  $   20,624,818
                               ==============  ==============


Transactions in call options written for the year ended December 31, 1996 were as follows:


                                  Nominal Value
                                    Covered by     Premiums
Call Options Written             Written Options   Received

Outstanding call options
written, beginning of year                 --  $           --
Options written                   313,262,331       3,353,427
Options closed                   (274,573,750)     (3,204,589)
Options expired                   (38,688,581)       (148,838)
                               --------------  --------------
Outstanding call options
written, end of year                       --  $           --
                               ==============  ==============

Transactions in put options written for the year ended December 31, 1996 were as follows:


                                  Nominal Value
                                    Covered by     Premiums
Put Options Written              Written Options   Received

Outstanding put options
written, beginning of year         40,000,000  $      230,028
Options written                    95,000,000         603,437
Options closed                    (45,000,000)       (274,559)
Options exercised                 (80,000,000)       (537,031)
                               --------------  --------------
Outstanding put options
written, end of year               10,000,000  $       21,875
                               ==============  ==============

As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $23,661,144, of which $38,286,778 related to appreciated securities and $14,625,634 related to depreciated securities. The aggregate cost of investments, net premiums received for options written, at December 31, 1996 for Federal income tax purposes was $1,186,835,226.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $325,693,217 and $384,702,641 for the years ended December 31, 1996 and December 31, 1995, respectively.

Transactions in shares of capital for each class were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                           387,712  $    3,388,308
Shares issued to shareholders
in reinvestment of dividends          659,250       5,758,981
                               --------------  --------------
Total issued                        1,046,962       9,147,289
Shares redeemed                    (7,346,115)    (64,121,789)
                               --------------  --------------
Net decrease                       (6,299,153) $  (54,974,500)
                               ==============  ==============


Class A Shares for the Year Ended                   Dollar
December 31, 1995                     Shares        Amount

Shares sold                         1,983,935  $   16,765,904
Shares issued to shareholders
in reinvestment of dividends
and distributions                     896,095       7,557,191
                               --------------  --------------
Total issued                        2,880,030      24,323,095
Shares redeemed                   (10,831,339)    (91,176,950)
                               --------------  --------------
Net decrease                       (7,951,309) $  (66,853,855)
                               ==============  ==============

Class B Shares for the Year Ended                   Dollar
December 31, 1996                     Shares        Amount

Shares sold                         9,132,221  $   79,678,830
Shares issued to shareholders
in reinvestment of dividends        3,887,024      33,921,915
                               --------------  --------------
Total issued                       13,019,245     113,600,745
Automatic conversion of shares       (505,096)     (4,380,377)
Shares redeemed                   (44,956,418)   (392,147,393)
                               --------------  --------------
Net decrease                      (32,442,269) $ (282,927,025)
                               ==============  ==============


Class B Shares for the                              Dollar
Year Ended December 31, 1995          Shares        Amount

Shares sold                         9,982,719  $   81,289,015
Shares issued to shareholders
in reinvestment of dividends
and distributions                   5,486,644      49,358,629
                               --------------  --------------
Total issued                       15,469,363     130,647,644
Automatic conversion of shares        (44,833)       (382,703)
Shares redeemed                   (54,382,122)   (456,837,622)
                               --------------  --------------
Net decrease                      (38,957,592) $ (326,572,681)
                               ==============  ==============


Class C Shares for the                              Dollar
Year Ended December 31, 1996          Shares        Amount

Shares sold                           854,651  $    7,451,497
Shares issued to shareholders
in reinvestment of dividends           32,774         286,396
                               --------------  --------------
Total issued                          887,425       7,737,893
Shares redeemed                      (362,658)     (3,170,946)
                               --------------  --------------
Net increase                          524,767  $    4,566,947
                               ==============  ==============


Class C Shares for the                              Dollar
Year Ended December 31, 1995          Shares        Amount

Shares sold                           820,363  $    6,919,696
Shares issued to shareholders
in reinvestment of dividends
and distributions                      19,627         165,998
                               --------------  --------------
Total issued                          839,990       7,085,694
Shares redeemed                      (364,156)     (3,104,404)
                               --------------  --------------
Net increase                          475,834  $    3,981,290
                               ==============  ==============



Class D Shares for the                              Dollar
Year Ended December 31, 1996          Shares        Amount

Shares sold                           790,966  $    6,912,547
Automatic conversion of shares        504,658       4,380,377
Shares issued to shareholders
in reinvestment of dividends           52,423         458,594
                               --------------  --------------
Total issued                        1,348,047      11,751,518
Shares redeemed                      (468,704)     (4,110,157)
                               --------------  --------------
Net increase                          879,343  $    7,641,361
                               ==============  ==============



Class D Shares for the                              Dollar
Year Ended December 31, 1995          Shares        Amount

Shares sold                           768,363  $    6,548,248
Automatic conversion of shares         44,790         382,703
Shares issued to shareholders
in reinvestment of dividends
and distributions                      14,856         125,926
                               --------------  --------------
Total issued                          828,009       7,056,877
Shares redeemed                      (272,712)     (2,314,272)
                               --------------  --------------
Net increase                          555,297  $    4,742,605
                               ==============  ==============


5. Capital Loss Carryforward:
At December 31, 1996, the Fund had a net capital loss carryforward of approximately $51,122,000, of which $25,379,000 expires in 2002 and $25,743,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch World Income Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch World Income Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 7, 1997
</AUDIT-REPORT>